SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 2005


                Trust Certificates (TRUCs), Series 2001-1 Trust
             (Exact name of registrant as specified in its charter)


         New York                     333-58504-01               13-7295550
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(State or other jurisdiction          (Commission             (I.R.S. employee
    of incorporation)                 file number)           identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                                  10005
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code: (212)-272-9422
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

On March 15, 2005 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01   Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits.

                 99.1 Trustee's Report in respect of the March 15, 2005 Distribution Date

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Trust Certificates (TRUCs),
                                      Series 2001-1 Trust
                                    By:  U.S. Bank Trust National Association,
                                         not in its individual capacity, but
                                         solely as Trustee on behalf of Trust
                                         Certificates (TRUCs), Series 2001-1
                                         Trust

                                    By:  /s/  Thomas E. Tabor
                                         --------------------
                                    Name:  Thomas E. Tabor
                                    Title: Vice President


Dated: March 15, 2005

                                 EXHIBIT INDEX

Exhibit                                                                   Page

99.1    Trustee's Report in respect of the March 15, 2005
        Distribution Date                                                   5